Comerica Incorporated

Goldman Sachs Financial Services Conference
December 9, 2015

Ralph W. Babb, Jr.
Chairman and Chief Executive Officer

Karen Parkhill
Vice Chairman and Chief Financial Officer

J. Patrick Faubion
Executive Vice President, Business Bank

Comerica Bank®

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; changes in regulation or oversight; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers, including the energy industry; operational difficulties, failure of technology infrastructure or information security incidents; reliance on other companies to provide certain key components of business infrastructure; factors impacting noninterest expenses which are beyond Comerica's control; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; changes in Comerica's credit rating; unfavorable developments concerning credit quality; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2014. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank®

2

3 Comerica: A Brief Overview At 9/30/15 ● 1Consists of Other Markets ($7.5B) & Finance/ Other ($0.5B). Comerica Strengths Strong capital position,Prudent credit underwriting CONSERVATIVE Complemented by Retail Bank and Wealth Management PRIMARILY A BUSINESS BANK Strong presence in Texas, California, & Michigan ATTRACTIVE FOOTPRINT Products & services of a large bank with the culture of a community bank NIMBLE SIZE$71B in Assets Founded 166 years ago LONG HISTORY Trusted Advisor approach RELATIONSHIP BANKING STRATEGY Loans by Geography($ in billons; 3Q15 average) California$16.8 34% Other Markets$8.0 16%Michigan$13.2 27% Texas$11.0 23% Michigan$21.9 37% Deposits by Geography($ in billions; 3Q15 average) California$18.4 31% Texas$10.818% Other1$8.014% Total $49.0 Total $59.1 43.8 49.5 51.7 54.8 57.9 010 2030 4050 60 2011 2012 2013 2014 YTD 3Q15 Other TX CA MI 4 Diverse Geographic FootprintAssists in driving consistent, steady growth At 9/30/15 ● 1Includes Sterling Bancshares from July 2011 acquisition. ● 2Source: Comerica Economics Average Deposits($ in billions) 40.1 43.3 44.4 46.6 48.7 0 10 20 30 40 50 2011 2012 2013 2014 YTD 3Q15 Other TX CA MI Average Loans ($ in billions) Florida7 Michigan 214 Arizona19 Texas133 California103 U.S. Banking Centers by Location 1 1 Total 476 Comerica Economic Activity Indices2:  MI index stable at 127.5 in September, following five straight months of growth  CA index declines slightly to 119.4 in September; easing with Tech stocks  TX index increased to 95.5 in September, first expansion since Oct 2014; remains well above cyclical low of 72.8

Energy Performing as Expected

Continued decline in loans; losses expected to be manageable

Energy Business Line Loans

($ in millions; Period-end)



Midstream
Services
Exploration & Production
3,559
3,566
3,309
3,243
2,539
2,496
2,316
2,249
566
535
530
513
454
535
463
481
4Q14
1Q15
2Q15
3Q15

Diverse Customer Base

(Based on period-end outstandings)



Natural Gas 11%
Midstream 15%
Oil 40%
Services 16%
Mixed 18%
Exploration & Production 69%
Proprietary Services & Manufacturing Products
Wellsite Service & Equipment
~40%
~20%
Services $513MM
Exploration
Production
~10%
~30%
Early Stage Services & Commodity Products
Pipeline, Refinery & Industrial Uses

Energy[1] Credit Metrics

- Energy reserve[2] >3% of Energy loans
- Nonaccruals $126MM (3% of Energy loans)
- Criticized loans increased $480MM to $1.1B
  - Prudently downgrading loans based on distressed cash flows due to fall in energy prices
  - Overall, collateral coverage remains strong
- Losses expected to be manageable[3]

At 9/30/15 • [1]Includes ~$3.2B of loans in Energy business line & $614MM loans in other businesses that have a sizable portion of their revenue related to energy or could be otherwise disproportionately negatively impacted by prolonged energy prices. • [2]The bank's entire allowance is available to cover any & all losses. The allocation of allowance for energy loans reflects our robust allowance methodology which contains quantitative and qualitative components. • [3]Outlook as of 12/7/15

Comerica Bank

5

Growth in Technology and Life Sciences

20+ Years experience provides competitive advantage

- Strong relationships with top-tier investors
- Granular portfolio: >750 customers (including >100 customers in Equity Fund Services)
- Closely monitor cash balances
- Numerous verticals, many with concentration limits
  - Ad tech
  - Software
  - Cyber security
  - Life sciences

Technology & Life Sciences Avg. Loans

($ in billions)



Equity Fund Services
1.3
1.8
2.0
2.5
3.1
0.3
0.3
0.4
0.6
1.0
2011
2012
2013
2014
YTD 3Q15

Customer Segment Overview

(based on period-end loans)



Equity Fund Services ~35%
Leveraged Finance ~5%
Late Stage ~10%
Total $3.3B
Early Stage ~15%
Growth ~35%

Net Charge-offs[1]

(In basis points)



(27)
49
-
26
69
168
24
80
57
61
89
100
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
YTD 3Q15

At 9/30/15 • [1]TLS net charge-offs to avg. TLS loans

Comerica Bank

6

3.8 4.4 5.3 6.4 6.9 01 23 45 67 2011 2012 2013 2014 3Q15 Other TX CA MI Commitments($ in billions; Based on period-end) 7 Growing Commercial Real Estate Line of BusinessLong history of working with well established developers At 9/30/15 ●1Excludes CRE line of business loans not secured by real estate. 4.4 4.1 3.7 4.1 4.3 0 1 2 3 4 5 2011 2012 2013 2014 YTD 3Q15 Other TX CA MI Average Loans($ in billions) Multifamily $1,66146% Retail $39411% Commercial $3339% Office$2908% Single Family $2648% Multi-Use $1434% Land Carry $2798% Other $2216% CRE by Property Type1($ in millions; Period-end, based on location of property) Total$3,585 12.8 14.5 15.6 16.5 17.4 2011 2012 2013 2014 YTD 2015 8 Opportunities in Specialty BusinessesDeep experience, consistent reliable approach At 9/30/15 ● 1Source: Moody’s Analytics; SAAR = seasonally adjusted annual rates ● 2Average through 11/30. ● 3Source: Mortgage Bankers Association (MBA); YTD 3Q15 as of 11/17/15 forecast. 0.9 1.8 1.6 1.3 1.9 2011 2012 2013 2014 YTD 3Q15 Mortgage Banker Finance Avg. Loans($ in billions) National Dealer Services Avg. Loans($ in billions) 1.6 2.2 2.9 3.3 3.5 3.5 4.3 5.0 5.6 5.9 2011 2012 2013 2014 YTD 3Q15 Floor Plan U.S. Auto Sales SAAR1(in millions) MBA Mortgage Originations3($ in billions) 316 438 439 281 369 2011 2012 2013 2014 YTD 3Q15 2

Fourth Quarter Update

Average Loans
($ in billions)


47.2
47.4
48.2
48.8
49.0
48.4
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
Thru 11/30

Average Deposits
($ in billions)


55.2
57.8
57.0
57.4
59.1
59.4
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
Thru 11/30

October and November Trends[1]

Loans

- Average loan growth of over 4% YTD[2] 2015 vs. FY14
- Outlook for relatively stable average loan growth in 4Q15 vs. 3Q15 remains unchanged
- Average 4Q15 QTD[1]:
  - Commercial Real Estate positive trend continues
  - National Dealer seasonally higher
  - Mortgage Banker seasonally lower
  - General Middle Market, Energy & Corporate Banking decline
  - Utilization[3] stable at 50%

Deposits

- Increased slightly, after strong, broad-based average deposit growth in 3Q15

4Q15 average balances though 11/30/15 are preliminary and subject to change. • [1]Comparisons to 3Q15 • [2]Through 11/30 • [3]Utilization of commercial commitments as a percentage of total commercial commitments at period-end.

Comerica Bank

9

Maintain Strong Deposit Base
Low cost, relationship-oriented

Strong Deposit Base
($ in billions; Average)


Deposit Rates[1]
43.8
49.5
51.7
54.8
57.9
0.33
0.25
0.19
0.15
0.14
2011
2012
2013
2014
YTD 3Q15

Highest Noninterest-Bearing as a Percent of Total Deposits[2]
(Period-end)


28% STI
29% FHN
30% BBT
31% HBAN
35% FITB
35% RF
37% KEY
39% MTB
39% BOKF
43% CFR
44% ZION
49% CMA

One of the Lowest Cost of Deposits[2,3]
(In basis points)


34 BOKF
26 FITB
24 BBT
24 KEY
22 HBAN
21 STI
18 ZION
17 FHN
17 RF
14 CMA
13 MTB
6 CFR

At 9/30/15 • [1]Interest costs on interest-bearing deposits. • [2]Source: SNL Financial • [3]3Q15 interest incurred on deposits as a percentage of average deposits.

Comerica Bank

10

Growth Opportunities in Fee Businesses

Focus on cross-sell

Growing Commercial Card Fees

($ in millions)



YTD 3Q
30
34
37
42
32
22
25
27
31
2011
2012
2013
2014
YTD 2015

- Expansion of card programs
  - Commercial
  - Merchant
  - Prepaid
- Generating fees & valuable deposits
- Robust pipeline

Fiduciary Income

($ in millions)



YTD 3Q
151
158
171
180
142
115
116
128
133
2011
2012
2013
2014
YTD 2015

- Increasing cross-sell of Wealth Management services to business owners
- Growing Professional Trust Alliance
  - 17 alliance partners
  - 14 offices throughout U.S.

At 9/30/15

Comerica Bank

11

Expenses Remain Well Controlled

Focus on efficiency while facing headwinds

Driving Efficiency While Growing Loans & Deposits

($ in millions)



Employees
Avg. Loans + Deposits/Employee[1]
9,468
9,035
8,948
8,876
8,941
$8.9
$10.3
$10.7
$11.4
$11.9
2011
2012
2013
2014
YTD3Q15

- Continuous review of processes in order to maximize efficiency
- Judiciously negotiate contract renewals
- Leverage use of technology
- Reallocate resources to faster growing businesses

2016 Expense View[2]

($ in millions)



Technology Projects & Regulatory Expense[3]
Pension[4]
90
~130
~160
40
~48
~20
2014
2015
2016
2014
2015
2016[5]

- Face typical inflationary pressures (merit raises, occupancy, etc.)
- Increased outside processing in line with growing revenue
- Growing IT spend for hardware & software
- FY15 benefitted from $33MM legal reserve reversal

At 9/30/15 • [1]Number of employees – full time equivalent • [2]Outlook as of 12/7/15. • [3]Technology projects & regulatory expense related to industry compliance, regulatory demands & cybersecurity. Technology projects expense excludes maintenance costs & includes hardware/software depreciation and associated direct labor costs. • [4]Includes net periodic cost related to postretirement benefit plan. • [5]Estimates based on current level of long-term rates.

Comerica Bank

12

13 Maintaining Asset Sensitive PositionPoised to benefit when rates rise At 9/30/15 ● 1Period-end loan balances; includes Sterling Bancshares from July 2011 acquisition. ● 2Growth calculated for YoY average balances; includes Sterling Bancshares from July 2011 acquisition. ● 3For methodology see the Company’s Forms 10-Q & 10-K for the respective periods, as filed with the SEC. Estimates are based on simulation modeling analysis.● 4Outlook as of 12/7/15 ● 5Est. duration 3.6 years at 9/30/15; Excludes auction rate securities (ARS). Deposit Growth in Excess of Loan Growth2(In percentage points)  Over next few months, deploy portion of excess reserves into higher yielding, high quality securities  Carefully manage duration5  Maintain asset sensitivity (while tempering its continued rise) 8.5 6.9 6.8 7.3 6.4 10.3 9.7 9.6 10.2 9.3 23.9 29.5 29.1 31.1 33.3 42.7 46.1 45.5 48.6 49.0 2011 2012 2013 2014 3Q15 Fixed Prime LIBOR Growing Loans Tied to Floating Rate1($ in billions; Period-end) -20 24 68 1012 14 2011 2012 2013 2014 YTD 2015 Loans Deposits ~160 ~180 ~210 ~220 ~220 4Q11 4Q12 4Q13 4Q14 3Q15 Standard Model3Estimated Increase to Net Interest Income($ in millions) Expect to add up to $2-3B in Securities4 -7-3 15 913 1721 199 5 199 6 199 7 199 8 199 9 200 0 200 1 200 2 200 3 200 4 200 5 200 6 200 7 200 8 200 9 201 0 201 1 201 2 201 3 201 4 YTD 201 5 CMA Peer Average 14 19% 21% 23% 24% 28% 28% 58% 53% 42% 43%47% 79% 76% 66% 71% 2011 2012 2013 2014 3Q15 Dividends Equity Repurchases Active Capital Management 1Outlook as of 12/7/15 ● 2See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures. ●3Shares & warrants repurchased under equity repurchase program. ● 4Source: SNL Shareholder Payout2015 Capital Plan Target1: Up to $393MM equity repurchases over five quarters (2Q15 through 2Q16)  4Q15 targeting moderate increase from $59MM repurchased in each of 2Q15 & 3Q15  Pace of buyback linked to financial performance & balance sheet movement Pre-cycle ROE above Peers $31.40 $33.36 $35.64 $37.72 $39.36 2011 2012 2013 2014 3Q15 Tangible Book Value Per Share2 4 3

15 Well Positioned for the Future As of 9/30/15 ● 1Analysis based on non-parallel gradual increase in interest rates over 12 months. For methodology see the Company’s Form 10-Q, as filed with the SEC. GROWING LOANS & FEE INCOME CONTROLLING EXPENSES MAINTAINING ASSET QUALITY MANAGING CAPITAL POSITIONED FOR RISING RATES • Positioned in faster growing markets and industries• Focus on cross-sell to drive fee income • Continued tight expense control while making necessary investments • Strong Capital base; Basel III Common Equity Tier 1 Capital: 10.51%• Continue share buyback; Increased dividend in 3Q15 • Strong credit culture leads to solid credit metrics• Weathered cycle well relative to peers • 200 bps increase in rates expected to result in >10% increase in net interest income1 Appendix

Financial Summary

	3Q15	2Q15	3Q14
Diluted income per common share	$0.74	$0.73	$0.82
Net interest income	$422	$421	$414
Provision for credit losses	26	47	5
Noninterest income[1]	264	261	215
Noninterest expenses[1,2]	461	436	397
Net income	136	135	154
Total average loans	$48,972	$48,833	$47,159
Total average deposits	59,140	57,398	55,163
Basel III common equity Tier 1 capital ratio[3]	10.51%	10.40%	n/a
Tier 1 common capital ratio[3,4]	n/a	n/a	10.59%
Average diluted shares (millions)	*181*	*182*	*185*

$ in millions, except per share data • n/a – not applicable • [1]Including $48MM & $44MM impact of accounting presentation of a card program in 3Q15 & 2Q15, respectively. • [2]Reflects litigation reserves releases of $3MM, $30MM & $2MM in 3Q15, 2Q15 & 3Q14, respectively. • [3]Basel III capital rules (standardized approach) became effective for Comerica on 1/1/15. The ratio reflects transitional treatment for certain regulatory deductions and adjustments. Capital ratios for prior periods are based on Basel I rules. • [4]See slide #31 for a reconciliation of non-GAAP financial measures.

Comerica Bank

17

Third Quarter 2015 Results

	3Q15	Change From 2Q15	Change From 3Q14
Total average loans	$48,972	$ 139	$1,813
Total average deposits	59,140	1,742	3,977
Net interest income	$422	$ 1	$ 8
Provision for credit losses	26	(21)	21
Noninterest income[1]	264	3	49
Noninterest expenses[1]	461	25	64
Net income	136	1	(18)
Earnings per share (EPS)[2]	$0.74	$0.01	$(0.08)
Tangible Book Value Per Share[3]	$39.36	$0.83	$1.71
Equity repurchases[4]	1.2MM shares or $59MM		

Key QoQ Performance Drivers

- Pace of loan growth moderated, as expected, while deposits increased 3%
- Net interest income stable
- Provision reflected modest reserve build & increase in net charge-offs to 19 bps
- Noninterest income increase included growth in card fees
- Expenses remained well controlled & reflect litigation reserve release ($3MM in 3Q15 & $30MM in 2Q15)
- Equity repurchases[4], combined with dividends of $0.21 per share, returned $96 million or 71% to shareholders

$ in millions, except per share data • n/a – not applicable • 3Q15 compared to 2Q15 • [1]Including the $48MM & $44MM impact of accounting presentation of a card program in 3Q15 & 2Q15, respectively. • [2]EPS based on diluted income per share. • [3]See slide #31 for a reconciliation of non-GAAP financial measures. • [4]3Q15 repurchases under the equity repurchase program.

Comerica Bank

18

Loans by Business and Market

By Line of Business	3Q15	2Q15	3Q14
Middle Market			
General	$13.3	$13.5	$13.5
Energy	3.3	3.4	3.3
National Dealer Services	6.0	6.0	5.5
Entertainment	0.7	0.6	0.6
Tech. & Life Sciences	3.3	3.0	2.6
Environmental Services	0.9	0.9	0.9
Total Middle Market	$27.5	$27.4	$26.4
Corporate Banking			
US Banking	2.4	2.6	2.8
International	1.7	1.8	1.8
Mortgage Banker Finance	2.1	2.1	1.6
Commercial Real Estate	4.4	4.2	4.2
BUSINESS BANK	**$38.1**	**$38.1**	**$36.8**
Small Business	4.0	3.9	3.8
Retail Banking	1.9	1.9	1.8
RETAIL BANK	**$5.9**	**$5.8**	**$5.6**
Private Banking	5.0	4.9	4.8
WEALTH MANAGEMENT	**$5.0**	**$4.9**	**$4.8**
TOTAL	**$49.0**	**$48.8**	**$47.2**

By Market	3Q15	2Q15	3Q14
Michigan	$13.2	$13.3	$13.3
California	16.8	16.4	15.5
Texas	11.0	11.2	11.1
Other Markets[1]	8.0	7.9	7.3
TOTAL	**$49.0**	**$48.8**	**$47.2**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets.

Comerica Bank

19

Deposits by Business and Market

By Line of Business	3Q15	2Q15	3Q14
Middle Market			
General	$16.2	$15.7	$15.3
Energy	0.6	0.7	0.5
National Dealer Services	0.2	0.2	0.2
Entertainment	0.1	0.1	0.1
Tech. & Life Sciences	6.7	6.2	5.9
Environmental Services	0.2	0.2	0.1
Total Middle Market	$24.0	23.1	$22.1
Corporate Banking			
US Banking	2.7	2.6	2.7
International	2.2	2.0	1.8
Mortgage Banker Finance	0.7	0.6	0.5
Commercial Real Estate	1.8	1.9	1.7
BUSINESS BANK	**$31.4**	**$30.2**	**$28.8**
Small Business	3.1	2.9	2.9
Retail Banking	19.9	19.8	19.2
RETAIL BANK	**$23.0**	**$22.7**	**$22.1**
Private Banking	4.2	4.1	3.9
WEALTH MANAGEMENT	**$4.2**	**$4.1**	**$3.9**
Finance/ Other[2]	0.5	0.4	0.4
TOTAL	**$59.1**	**$57.4**	**$55.2**

By Market	3Q15	2Q15	3Q14
Michigan	$21.9	$21.7	$21.2
California	18.4	17.3	16.4
Texas	10.8	11.0	10.6
Other Markets[1]	7.5	7.0	6.6
Finance/ Other[2]	0.5	0.4	0.4
TOTAL	**$59.1**	**$57.4**	**$55.2**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets. • [2]Finance/ Other includes items not directly associated with the geographic markets or the three major business segments.

Comerica Bank

20

21 Securities Portfolio GrewPositioned for LCR compliance At 9/30/15 ● LCR: Liquidity Coverage Ratio ● 1Estimated as of 9/30/15. Excludes auction rate securities (ARS). ● 2Net unrealized pre-tax gain on the available-for-sale (AFS) portfolio. ● 3Net unamortized premium on the MBS portfolio. Total average securities portfolio increased $300MM  Purchased ~$200MM in Treasury Securities & ~$150MM MBS in 3Q15 • Subsequent to issuing $350MM in subordinated bank debt & $175MM in senior bank debt  Duration of 3.6 years1 • Extends to 4.5 years under a 200 bps instantaneous rate increase1  Net unrealized pre-tax gain of $127MM2  Net unamortized premium of $40MM3  GNMA ~35% of MBS portfolio 9.0 9.0 9.1 9.1 9.1 9.2 9.4 9.4 9.4 9.9 9.9 10.2 10.2 10.6 2.22 2.19 2.16 2.13 2.11 3Q14 4Q14 1Q15 2Q15 3Q15 2Q15 3Q15 Other (Incl. Treasury Securities)Mortgage-backed Securities (MBS)Securities Yields Securities Portfolio($ in billions) Average Balances Period-end 22 Net Interest Income StableNIM compression mainly due to increased Fed deposits 13Q15 compared to 2Q15 ● 2For standard model assumptions see slide #23. Estimate is based on simulation modeling analysis. 414 415 413 421 422 2.67 2.57 2.64 2.65 2.54 3Q14 4Q14 1Q15 2Q15 3Q15 NIM Net Interest Income($ in millions) +200 bps rate rise = ~$220MM2 Estimated increase to net interest income over 12 months Net Interest Income and Rate NIM1 $421MM 2Q15 2.65% +2 Loan impacts:+$4MM One add’l day in 3Q15+$1MM loan growth- $3MM lower yields -0.02 -3 Higher debt expense -0.02 +1 Higher securities balance at lower yield -0.01 +1 Higher balances at Fed -0.06 $422MM 3Q15 2.54%

Interest Rate Sensitivity
Remain well positioned for rising rates

Standard Model Assumptions

Interest Rates	200 bps gradual, non-parallel rise
Loan Balances	Modest increase
Deposit Balances	Moderate decrease
Deposit Pricing (Beta)	Historical price movements with short-term rates
Securities Portfolio	Increased for LCR compliance
Loan Spreads	Held at current levels
MBS Prepayments	Third-party projections and historical experience
Hedging (Swaps)	No additions modeled

Estimated Net Interest Income: Annual (12 month) Sensitivities

Based on Various Assumptions

Additional Scenarios are Relative to 3Q15 Standard Model

($ in millions)



~110
~190
~200
~210
~220
~260
~330
Up 100 bps
Addl. $3B Deposit Decline
Addl. 20% Increase in Beta
Addl. $1B Deposit Decline
3Q15 Standard Model
Addl. ~3% Loan Growth
Up 300 bps

At 9/30/15 • For methodology see the Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis.

Comerica Bank

23

Credit Quality Remains Strong
Net charge-offs well below normal at 19bps

Net Loan Charge-offs

($ in millions)

Normal Net Charge-Offs ~40 bps[3]



NCO Ratio (bps)
3
1
8
18
23
3
1
7
15
19
3Q14
4Q14
1Q15
2Q15
3Q15

Criticized Loans[1]

($ in millions)

Normal Criticized Loans of ~8.5% of Total Loans[3]



NALs
Criticized as a % of Total Loans
2,094
1,893
2,067
2,361
2,898
4.4
3.9
4.2
4.7
5.9
329
273
266
349
357
3Q14
4Q14
1Q15
2Q15
3Q15

Allowance for Credit Losses

($ in millions)



Allowance for Loan Losses as a % of NPL's
635
635
640
668
670
1.7
2.1
2.2
1.7
1.7
3Q14
4Q14
1Q15
2Q15
3Q15

- Provision decreased to $26MM
  - $2MM Allowance increase
  - $23MM NCO mainly Technology & Life Sciences & energy-related[2]
- Inflows to nonaccrual $69MM
  - Down from $145MM in 2Q15
- Nonaccruals stable at 0.7% of total loans
  - Increased $8MM with energy[2] increase of $7MM to $126MM
- Criticized loans increased $537MM
  - Energy[2] increased $480M to $1.1B

At 9/30/15 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful & Loss loan classifications. • [2]This information includes all loans related to energy at 9/30/15, ~$3.2B of loans in our Energy business line & $614MM loans in other businesses that have a sizable portion of their revenue related to energy or could be otherwise disproportionately negatively impacted by prolonged low oil and gas prices. • [3]"Normal" estimates are based on internal historical analysis & management judgement.

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Noninterest Income Increased

Noninterest Income[1]

($ in millions)


215
225
255
261
264
3Q14
4Q14
1Q15
2Q15
3Q15

Noninterest income increased $3MM

- \+ $3MM Card fees
- \+ $1MM Foreign Exchange
- \+ $1MM Brokerage
- \- $1MM Fiduciary
- \- Other noninterest income
  - \+ $4MM Hedge ineffectiveness income[2]
  - \+ $3MM Warrant related income
  - \- $5MM Deferred comp (offset in expenses)
  - \- $4MM Investment banking

3Q15 compared to 2Q15 • [1]Including impact of accounting presentation of a card program of $48MM in 3Q15 & $44MM in both 2Q15 & 1Q15. • [2]Impact of changes in interest rate curve on the credit spread of debt that is swapped from fixed to floating interest rate.

Comerica Bank

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Noninterest Expenses Reflect Tight Control

Noninterest Expenses[1]

($ in millions)


397
419
459
436
461
3Q14
4Q14
1Q15
2Q15
3Q15

Noninterest expenses increased $25MM

- \+ $27MM Litigation-related release (Reserve release of $3MM in 3Q15 & $30MM in 2Q15)
- \+ $ 2MM Occupancy
- \+ $ 2MM Software
- \- $ 8MM Salaries & benefits expense
  - \- Deferred comp
  - \- Stock comp forfeiture
  - \- Staff insurance
  - \+ Technology-related contract labor
  - \+ 1 additional day

3Q15 compared to 2Q15 • [1]Including impact of accounting presentation of a card program of $48MM in 3Q15 & $44MM in both 2Q15 & 1Q15.

Comerica Bank

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27 Shared National Credit (SNC) Relationships At 9/30/15 ● SNCs are not a line of business. The balances shown above are included in the line of business balances. ●SNCs are facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level.  SNC relationships included in business line balances  Approximately 797 borrowers  Comerica is agent for approx. 20%  Strategy: Pursue full relationships with ancillary business  Adhere to same credit underwriting standards as rest of loan book Period-end Loans($ in billions) Commercial Real Estate$0.77% Corporate $2.423% General$2.222%National Dealer $0.44% Energy$3.030% Entertainment$0.33% Tech. & Life Sciences$0.33% Environmental Services0.3 3% Mortgage Banker$0.44% Small Bus & Per Fin Svc$0.1 1% = Total Middle Market (65%) Total$10.1 28 Government Card ProgramsGenerate valuable retail deposits At 9/30/15 ● 1Source: the Nilson Report July 2015, based on 2014 data ● 2Based on a 2014 survey conducted by KRC Research. ● 3Source: U.S. Department of the Treasury ● 4Source: Social Security Administration 720 948 1,221 1,444 1,669 2011 2012 2013 2014 YTD 3Q15 US Treasury ProgramState Card Programs Growing Average Noninterest-Bearing Deposits($ in millions)  #2 prepaid card issuer in US1  State/ Local government benefit programs:• 49 distinct programs  US Treasury DirectExpress Program:• Exclusive provider of prepaid debit cards since 2008; contract extended to January 2020• ~80k new accounts per month• 95% of Direct Express card holders report they are satisfied2• Eliminating monthly benefit checks, resulting in significant taxpayer savings3 # of Social Security Beneficiaries4(in millions) 25 30 35 40 45 50 55 60 1970 1975 1980 1985 1990 1995 2000 2005 2010 Key Facts

Funding and Maturity Profile

Multiple Funding Sources

- Wholesale debt markets
- Federal Home Loan Bank of Dallas
  - $-0- outstanding
  - $5B borrowing capacity
- Brokered deposits
  - $-0-outstanding
- Fed funds/ Repo markets

Debt Profile by Maturity[1]

($ in millions)



Subordinated Notes
Senior Notes
650
500
350
1,425
2016
2017
2019
2020+

Funding Profile At September 30, 2015

($ in billions)



Interest-Bearing Deposits $30.1 43%
Noninterest-Bearing Deposits $28.7 41%
Wholesale Debt $3.2 5%
Equity $7.6 11%

At 9/30/15 • [1]Face value at maturity.

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Holding Company Debt Rating

	Senior Unsecured/Long-Term Issuer Rating	S&P	Moody's	Fitch
Peer Banks	Cullen Frost	A	A2	--
	BB&T	A-	A2	A+
	BOK Financial	A-	A2	A
	Comerica	**A-**	**A3**	**A**
	M&T Bank	A-	A3	A
	KeyCorp	BBB+	Baa1	A-
	Fifth Third	BBB+	Baa1	A
	SunTrust	BBB+	Baa1	A-
	Huntington	BBB	Baa1	A-
	Regions Financial	BBB	Baa3	BBB
	Zions Bancorporation	BBB-	Ba1	BBB-
	First Horizon National Corp	BB+	Baa3	BBB-
Large Banks	Wells Fargo & Company	A	A2	AA-
	U.S. Bancorp	A+	A1	AA
	JP Morgan	A-	A3	A+
	PNC Financial Services Group	A-	A3	A+
	Bank of America	BBB+	Baa1	A

As of 12/4/15 • Source: SNL Financial • Debt Ratings are not a recommendation to buy, sell, or hold securities.

Comerica Bank

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Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	9/30/15	6/30/15	12/31/14	9/30/14	12/31/13	12/31/12	12/31/11
Tier 1 and Tier 1 common capital[1]	n/a	n/a	7,169	7,105	6,895	6,705	
Risk-weighted assets[1]	n/a	n/a	68,269	67,106	64,825	66,115	
Tier 1 and Tier 1 common capital ratio	***n/a***	***n/a***	***10.50%***	***10.59%***	***10.64%***	***10.14%***	
Common shareholders' equity	$7,622	$7,523	$7,402	$7,433	$7,150	$6,939	$6,865
Less: Goodwill	635	635	635	635	635	635	635
Less: Other intangible assets	14	15	15	15	17	22	32
Tangible common equity	6,973	6,873	$6,752	$6,783	$6,498	$6,282	$6,198
Total assets	$71,012	$69,945	$69,186	$68,883	$65,224	$65,066	$61,005
Less: Goodwill	635	635	635	635	635	635	635
Less: Other intangible assets	14	15	15	15	17	22	32
Tangible assets	70,363	69,295	$68,536	$68,233	$64,572	$64,409	$60,338
Common equity ratio	*10.73%*	*10.76%*	*10.70%*	*10.79%*	*10.97%*	*10.67%*	*11.26%*
Tangible common equity ratio	***9.91***	***9.92***	***9.85***	***9.94***	***10.07***	***9.76***	***10.27***
Common shareholders' equity	$7,622	$7,523	$7,402	$7,433	$7,150	$6,939	$6,865
Tangible common equity	6,973	6,873	$6,752	$6,783	$6,498	$6,282	$6,198
Shares of common stock outstanding (in millions)	177	178	179	180	182	188	197
Common shareholders' equity per share of common stock	*$43.02*	*$42.18*	*$41.35*	*$41.26*	*$39.22*	*$36.86*	*$34.79*
Tangible common equity per share of common stock	***39.36***	***38.53***	***37.72***	***37.65***	***35.64***	***33.36***	***31.40***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with Basel I risk-based capital rules in effect through 12/31/14. Effective 1/1/15, regulatory capital components and risk-weighted assets are defined by and calculated in conformity with Basel III risk-based capital rules. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets. Tangible common equity per share of common stock removes the effect of intangible assets from common shareholders equity per share of common stock.• The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry. • n/a – not applicable. • [1]Tier 1 Capital and risk-weighted assets as defined by Basel I risk-based capital rules.

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Comerica Bank

relationships